EXHIBIT 99

                        Collateral Stratification Report

                                   MALT03_3G2

================================================================================

Product Type                                   COUNT               UPB        %
--------------------------------------------------------------------------------
Fixed                                           1029   $372,555,649.23   100.00%
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%

Original Balance                               COUNT               UPB        %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                                10   $    407,827.53     0.11%
$50,000.01 - $100,000.00                          60      4,763,240.05     1.28
$100,000.01 - $150,000.00                         84     10,216,458.58     2.74
$150,000.01 - $200,000.00                         77     13,402,383.79     3.60
$200,000.01 - $250,000.00                         46     10,220,830.96     2.74
$250,000.01 - $300,000.00                         37     10,280,113.15     2.76
$300,000.01 - $350,000.00                        104     34,738,474.48     9.32
$350,000.01 - $400,000.00                        194     72,782,446.79    19.54
$400,000.01 - $450,000.00                        130     55,306,419.71    14.85
$450,000.01 - $500,000.00                        108     51,341,637.82    13.78
$500,000.01 - $550,000.00                         54     28,309,924.21     7.60
$550,000.01 - $600,000.00                         56     31,950,896.52     8.58
$600,000.01 - $650,000.00                         43     27,261,078.67     7.32
$650,000.01 - $700,000.00                          2      1,398,473.58     0.38
$700,000.01 - $750,000.00                          7      5,126,932.44     1.38
$750,000.01 - $800,000.00                          4      3,105,542.62     0.83
$800,000.01 - $850,000.00                          3      2,481,322.07     0.67
$850,000.01 - $900,000.00                          3      2,596,704.02     0.70
$900,000.01 - $950,000.00                          3      2,786,717.94     0.75
$950,000.01 - $1,000,000.00                        3      3,000,000.00     0.81
$1,000,000.01 >=                                   1      1,078,224.30     0.29
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%
--------------------------------------------------------------------------------
Minimum: $25,600.00
Maximum: $1,080,000.00
Average: $362,911.40

Unpaid Balance                                 COUNT               UPB        %
--------------------------------------------------------------------------------
$1.01 - $250,000.00                              277   $ 39,010,740.91    10.47%
$250,000.01 - $300,000.00                         39     10,879,676.03     2.92
$300,000.01 - $350,000.00                        103     34,488,805.61     9.26
$350,000.01 - $400,000.00                        193     72,432,552.78    19.44
$400,000.01 - $450,000.00                        133     56,654,864.98    15.21
$450,000.01 - $500,000.00                        105     49,993,192.55    13.42
$500,000.01 - $550,000.00                         55     28,858,712.37     7.75
$550,000.01 - $600,000.00                         57     32,600,283.81     8.75
$600,000.01 - $650,000.00                         41     26,062,903.22     7.00
$650,000.01 - $700,000.00                          2      1,398,473.58     0.38
$700,000.01 - $750,000.00                          7      5,126,932.44     1.38
$750,000.01 - $800,000.00                          5      3,902,871.33     1.05
$800,000.01 - $850,000.00                          2      1,683,993.36     0.45
$850,000.01 - $900,000.00                          3      2,596,704.02     0.70
$900,000.01 - $950,000.00                          3      2,786,717.94     0.75
$950,000.01 - $1,000,000.00                        3      3,000,000.00     0.81
$1,000,000.01 >=                                   1      1,078,224.30     0.29
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%
--------------------------------------------------------------------------------
Minimum: $25,577.41
Maximum: $1,078,224.30
Average: $362,056.02


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        Collateral Stratification Report

                                   MALT03_3G2

================================================================================

Gross Rate                                     COUNT               UPB        %
--------------------------------------------------------------------------------
5.251% - 5.500%                                    3   $    974,996.95     0.26%
5.501% - 5.750%                                   10      3,939,415.50     1.06
5.751% - 6.000%                                   36     13,073,449.16     3.51
6.001% - 6.250%                                  109     39,424,631.77    10.58
6.251% - 6.500%                                  234     67,340,316.02    18.08
6.501% - 6.750%                                  152     48,558,528.96    13.03
6.751% - 7.000%                                  111     46,627,182.44    12.52
7.001% - 7.250%                                   64     28,324,203.62     7.60
7.251% - 7.500%                                   90     38,994,999.16    10.47
7.501% - 7.750%                                   56     21,880,834.27     5.87
7.751% - 8.000%                                   49     22,791,107.93     6.12
8.001% - 8.250%                                   33     13,054,090.22     3.50
8.251% - 8.500%                                   41     14,125,453.06     3.79
8.501% - 8.750%                                   18      4,833,710.98     1.30
8.751% - 9.000%                                   12      4,677,150.01     1.26
9.001% - 9.250%                                    3      1,106,851.77     0.30
9.251% - 9.500%                                    2        845,058.41     0.23
9.501% - 9.750%                                    3        955,919.89     0.26
9.751% - 10.000%                                   3      1,027,749.11     0.28
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%
--------------------------------------------------------------------------------
Minimum: 5.375%
Maximum: 9.875%
Weighted Average: 7.038%

Net Rate                                       COUNT               UPB        %
--------------------------------------------------------------------------------
5.001% - 5.250%                                    4   $  1,230,264.43     0.33%
5.251% - 5.500%                                   11      4,138,650.46     1.11
5.501% - 5.750%                                   38     13,612,899.46     3.65
5.751% - 6.000%                                  109     39,988,878.11    10.73
6.001% - 6.250%                                  236     68,059,643.91    18.27
6.251% - 6.500%                                  155     48,995,670.92    13.15
6.501% - 6.750%                                  116     49,306,217.88    13.23
6.751% - 7.000%                                   81     35,822,584.01     9.62
7.001% - 7.250%                                  108     45,352,120.13    12.17
7.251% - 7.500%                                   61     25,035,889.10     6.72
7.501% - 7.750%                                   52     22,845,176.37     6.13
7.751% - 8.000%                                   25      8,741,188.07     2.35
8.001% - 8.250%                                   19      4,882,988.98     1.31
8.251% - 8.500%                                    5        953,651.94     0.26
8.501% - 8.750%                                    3      1,239,586.37     0.33
8.751% - 9.000%                                    3        968,885.65     0.26
9.001% - 9.250%                                    2        827,703.16     0.22
9.501% - 9.750%                                    1        553,650.28     0.15
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%
--------------------------------------------------------------------------------
Minimum: 5.125%
Maximum: 9.625%
Weighted Average: 6.682%

Original Term to Maturity                      COUNT               UPB        %
--------------------------------------------------------------------------------
121 - 180                                         20   $  8,610,540.08     2.31%
181 - 240                                          6      1,426,232.06     0.38
241 - 300                                          1        560,000.00     0.15
360 - 360                                       1002    361,958,877.09    97.16
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%
--------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 355


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        Collateral Stratification Report

                                   MALT03_3G2

================================================================================

Remaining Term to Stated Maturity              COUNT               UPB        %
--------------------------------------------------------------------------------
121 - 180                                         20   $  8,610,540.08     2.31%
181 - 240                                          6      1,426,232.06     0.38
241 - 300                                          1        560,000.00     0.15
301 - 359                                        954    341,935,907.23    91.78
360 - 360                                         48     20,022,969.86     5.37
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%
--------------------------------------------------------------------------------
Minimum: 174
Maximum: 360
Weighted Average: 352

Seasoning                                      COUNT               UPB        %
--------------------------------------------------------------------------------
<= 0                                              50   $ 20,862,969.86     5.60%
1 - 1                                            211     82,995,573.06    22.28
2 - 2                                            260     86,024,211.87    23.09
3 - 3                                            237     80,897,016.53    21.71
4 - 4                                            119     50,180,005.47    13.47
5 - 5                                             34     12,947,681.65     3.48
6 - 6                                             38     14,619,694.82     3.92
7 - 12                                            74     21,495,243.40     5.77
13 - 24                                            6      2,533,252.57     0.68
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 15
Weighted Average: 3

FICO Scores                                    COUNT               UPB        %
--------------------------------------------------------------------------------
0 - 0                                              1   $    331,776.71     0.09%
580 - 589                                          1        459,706.67     0.12
600 - 609                                          1        372,133.41     0.10
610 - 619                                          1        392,459.41     0.11
620 - 629                                         25     10,210,136.80     2.74
630 - 639                                         26      9,837,600.28     2.64
640 - 649                                         42     17,745,751.27     4.76
650 - 659                                         71     30,599,669.72     8.21
660 - 669                                         82     32,371,039.65     8.69
670 - 679                                         73     23,678,708.48     6.36
680 - 689                                         90     32,419,038.56     8.70
690 - 699                                         88     32,677,858.47     8.77
700 - 709                                         83     29,330,573.09     7.87
710 - 719                                         85     30,432,430.71     8.17
720 - 729                                         62     22,963,974.37     6.16
730 - 739                                         47     16,136,231.26     4.33
740 - 749                                         56     20,047,441.51     5.38
750 - 759                                         53     17,566,556.87     4.72
760 - 769                                         39     14,264,805.47     3.83
770 - 779                                         44     13,334,052.50     3.58
780 - 789                                         27      8,150,644.59     2.19
790 - 799                                         22      6,498,478.76     1.74
800 - 809                                          8      1,922,510.05     0.52
810 - 819                                          2        812,070.62     0.22
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 810
Weighted Average: 702


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        Collateral Stratification Report

                                   MALT03_3G2

================================================================================

Loan To Value Ratio                            COUNT               UPB        %
--------------------------------------------------------------------------------
20.01% - 25.00%                                    2   $    625,404.28     0.17%
25.01% - 30.00%                                    4        598,922.68     0.16
30.01% - 35.00%                                    6      1,657,592.86     0.44
35.01% - 40.00%                                    5      2,224,962.82     0.60
40.01% - 45.00%                                   18      7,487,482.72     2.01
45.01% - 50.00%                                   22      8,044,011.09     2.16
50.01% - 55.00%                                   28      8,964,371.27     2.41
55.01% - 60.00%                                   35     12,330,887.75     3.31
60.01% - 65.00%                                   46     19,635,601.53     5.27
65.01% - 70.00%                                   96     39,668,214.89    10.65
70.01% - 75.00%                                  111     45,537,246.86    12.22
75.01% - 80.00%                                  384    137,103,521.52    36.80
80.01% - 85.00%                                   24      9,384,061.33     2.52
85.01% - 90.00%                                  116     43,100,775.84    11.57
90.01% - 95.00%                                  127     35,391,215.04     9.50
95.01% - 100.00%                                   5        801,376.75     0.22
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%
--------------------------------------------------------------------------------
Minimum: 21.59%
Maximum: 100.00%
Weighted Average: 76.09%

DTI                                            COUNT               UPB        %
--------------------------------------------------------------------------------
<= 0.000%                                        356   $131,034,700.84    35.17%
0.001% - 1.000%                                    2        885,880.06     0.24
1.001% - 6.000%                                    3      1,750,351.55     0.47
6.001% - 11.000%                                   5      2,079,783.20     0.56
11.001% - 16.000%                                  8      2,963,696.38     0.80
16.001% - 21.000%                                 31     11,571,692.84     3.11
21.001% - 26.000%                                 42     14,550,205.80     3.91
26.001% - 31.000%                                 96     32,131,774.11     8.62
31.001% - 36.000%                                155     58,784,867.22    15.78
36.001% - 41.000%                                195     72,574,252.41    19.48
41.001% - 46.000%                                 85     28,705,311.36     7.70
46.001% - 51.000%                                 41     11,647,175.76     3.13
51.001% - 56.000%                                  6      1,837,199.54     0.49
56.001% - 61.000%                                  2        998,800.22     0.27
61.001% - 66.000%                                  2      1,039,957.94     0.28
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 62.90%
Weighted Average: 34.55%

Geographic Concentration                       COUNT               UPB        %
--------------------------------------------------------------------------------
California                                       295   $126,378,506.11    33.92%
New York                                          78     32,866,805.29     8.82
Florida                                           86     23,728,587.06     6.37
Massachusetts                                     45     18,378,856.16     4.93
New Jersey                                        46     17,228,648.72     4.62
Maryland                                          42     14,453,389.15     3.88
Colorado                                          38     12,526,747.93     3.36
Illinois                                          34     12,168,512.25     3.27
Virginia                                          31     11,692,473.50     3.14
Connecticut                                       22      9,405,846.55     2.52
Texas                                             52      9,073,618.82     2.44
Nevada                                            27      8,816,434.06     2.37
Georgia                                           20      8,804,819.89     2.36
Arizona                                           25      8,635,614.55     2.32
Washington                                        25      7,956,750.13     2.14
Minnesota                                         19      7,151,228.07     1.92
Oregon                                            21      6,068,096.67     1.63
Michigan                                          16      5,645,636.82     1.52
Pennsylvania                                      14      4,235,164.47     1.14
South Carolina                                     6      3,163,041.49     0.85
District of Columbia                               6      2,850,618.05     0.77
North Carolina                                    10      2,751,093.32     0.74
Missouri                                          13      2,187,558.21     0.59
Wisconsin                                          7      2,049,030.12     0.55
Kansas                                             8      1,954,088.98     0.52
Utah                                               6      1,745,070.36     0.47
Ohio                                               5      1,736,727.84     0.47
New Mexico                                         6      1,560,865.54     0.42
Tennessee                                          5      1,484,189.89     0.40
Vermont                                            3      1,133,017.52     0.30
New Hampshire                                      2        815,648.58     0.22
Alabama                                            4        799,109.90     0.21
Rhode Island                                       2        496,850.68     0.13
Delaware                                           2        483,658.58     0.13
Indiana                                            1        450,504.96     0.12
Louisiana                                          1        434,867.48     0.12
Wyoming                                            1        399,325.97     0.11
Maine                                              2        343,077.22     0.09
Idaho                                              1        323,061.07     0.09
Kentucky                                           1        124,778.82     0.03
West Virginia                                      1         53,728.45     0.01
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        Collateral Stratification Report

                                   MALT03_3G2

================================================================================

North-South CA                                 COUNT               UPB        %
--------------------------------------------------------------------------------
North CA                                         140   $ 59,972,325.68    16.10%
South CA                                         155     66,406,180.43    17.82
States Not CA                                    734    246,177,143.12    66.08
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%

Zip Code Concentration                         COUNT               UPB        %
--------------------------------------------------------------------------------
90265                                              4   $  2,460,115.34     0.66%
85255                                              4      2,366,647.73     0.64
94583                                              5      2,259,702.96     0.61
94941                                              3      1,825,960.00     0.49
92677                                              4      1,821,023.79     0.49
Other                                           1009    361,822,199.41    97.12
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%

Loan Purpose                                   COUNT               UPB        %
--------------------------------------------------------------------------------
Purchase                                         482   $155,055,379.17    41.62%
Cash Out Refi                                    333    131,576,497.76    35.32
Rate/Term Refi                                   212     85,075,535.48    22.84
Refi                                               2        848,236.82     0.23
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%

Document Type                                  COUNT               UPB        %
--------------------------------------------------------------------------------
No Doc                                           194   $ 80,285,852.24    21.55%
NIV                                              148     67,492,228.92    18.12
Full                                             199     66,560,009.08    17.87
No Income/Full Asset                             106     46,749,966.86    12.55
Stated Income                                    173     36,927,654.75     9.91
No Income, No Asset                               51     21,381,938.09     5.74
Reduced                                           45     20,561,744.78     5.52
Asset Verification                                48     16,542,595.81     4.44
No Income/No Ratio                                23      7,401,496.93     1.99
Alt                                               22      3,466,344.62     0.93
Streamline doc                                     6      2,365,289.95     0.63
Stated Inc/ Full Asset                             4      1,029,060.67     0.28
Reduced Doc/No Ratio                               6        987,011.07     0.26
Low/Limited                                        3        739,015.04     0.20
Mortgage Verification                              1         65,440.42     0.02
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%

Property Type                                  COUNT               UPB        %
--------------------------------------------------------------------------------
1-Family                                         662   $245,169,546.08    65.81%
PUD                                               98     36,453,509.18     9.78
PUD (Detached)                                    90     29,311,180.82     7.87
2-Family                                          47     17,186,505.55     4.61
Single Family Detached                            26     13,056,912.39     3.50
Condo < 5 Floors                                  27      8,902,573.28     2.39
4-Family                                          17      5,716,613.80     1.53
Condo                                             24      5,667,835.40     1.52
3-Family                                          15      3,944,019.83     1.06
High-rise Condo                                    6      2,751,902.35     0.74
PUD (Attached)                                     4      1,515,186.49     0.41
Condo, Mid Rise                                    3      1,107,553.88     0.30
Low-rise Condo                                     2        919,615.39     0.25
Town House                                         6        695,147.71     0.19
Two to Four Family                                 2        157,547.08     0.04
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%

Occupancy                                      COUNT               UPB        %
--------------------------------------------------------------------------------
Primary                                          884   $334,888,624.17    89.89%
Investor                                         114     28,863,840.38     7.75
Secondary                                         31      8,803,184.68     2.36
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        Collateral Stratification Report

                                   MALT03_3G2

================================================================================

Prepayment Penalty                             COUNT               UPB        %
--------------------------------------------------------------------------------
0                                                 15   $  2,328,450.59     0.62%
N                                               1014    370,227,198.64    99.38
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000

Balloon Flag                                   COUNT               UPB        %
--------------------------------------------------------------------------------
N                                               1029   $372,555,649.23   100.00%
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%

Mortgage Ins.                                  COUNT               UPB        %
--------------------------------------------------------------------------------
Curr LTV < 80%                                   757   $283,878,220.27    76.20%
GEMIC                                              9      1,715,048.01     0.46
Lender Paid                                       96     39,355,450.88    10.56
MGIC                                              12      4,385,984.29     1.18
None                                               5      2,331,050.00     0.63
PMI EXISTS (Unknown Co)                            2        724,100.00     0.19
PMI Mortgage Insurance                            42      9,256,624.98     2.48
Radian                                            45     18,674,793.26     5.01
Republic Mortgage                                 46      8,256,860.62     2.22
Res. Mtg. Ins. Company                             2        621,010.95     0.17
Triad Guaranty Insurance                           2        233,592.69     0.06
United Guaranty                                   11      3,122,913.28     0.84
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.63%

Originator                                     COUNT               UPB        %
--------------------------------------------------------------------------------
Alliance Bancorp                                   3   $    706,736.01     0.19%
American Mortgage Express                          1        183,343.39     0.05
Cambridge                                          2        443,550.00     0.12
Chase                                             34      4,366,703.43     1.17
Countrywide Funding Corp.                         73     32,118,077.11     8.62
CTX                                              130     21,237,292.61     5.70
First City Funding                                14      8,461,676.37     2.27
First Financial                                   22      7,405,767.83     1.99
Greenpoint Mortgage Funding                      300    134,075,763.31    35.99
National City Mortgage Co.                       138     54,150,787.24    14.53
Ohio Savings                                     182     77,558,248.05    20.82
Provident Savings Bank, FSB                        1        477,087.03     0.13
RBC Mortgage                                      76     21,651,155.16     5.81
SoCal                                              2        221,423.95     0.06
Sterling Capital                                  18      3,731,812.99     1.00
SIB Mortgage Corp.                                27      3,836,452.80     1.03
UCMC                                               2        215,872.41     0.06
Wall Street Bankers                                4      1,713,899.54     0.46
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%

Servicer                                       COUNT               UPB        %
--------------------------------------------------------------------------------
CHASE HOME MTG                                    34   $  4,366,703.43     1.17%
Countrywide Funding Corp                          73     32,118,077.11     8.62
GE Capital Mortgage Svc.                          52     23,026,569.97     6.18
GMAC                                             310     97,495,334.82    26.17
National Mortgage                                138     54,150,787.24    14.53
GP                                                38     18,141,330.00     4.87
HO                                               123     55,408,595.02    14.87
US                                                44      5,362,742.03     1.44
WF                                                11      6,302,676.37     1.69
WM                                               206     76,182,833.24    20.45
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%

FNMA FLAG                                      COUNT               UPB        %
--------------------------------------------------------------------------------
Conforming                                       330   $ 54,456,415.67    14.62%
Non Conforming                                   699    318,099,233.56    85.38
--------------------------------------------------------------------------------
Total:                                          1029   $372,555,649.23   100.00%


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        Collateral Stratification Report

                                   MALT03_3G1

================================================================================

Product Type                                   COUNT               UPB        %
--------------------------------------------------------------------------------
Fixed                                            374   $ 84,698,689.76   100.00%
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%

Original Balance                               COUNT               UPB        %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                                 5   $    169,470.09     0.20%
$50,000.01 - $100,000.00                          36      2,770,479.34     3.27
$100,000.01 - $150,000.00                         79     10,094,666.57    11.92
$150,000.01 - $200,000.00                         55      9,462,222.54    11.17
$200,000.01 - $250,000.00                         37      8,270,194.71     9.76
$250,000.01 - $300,000.00                         37     10,254,951.06    12.11
$300,000.01 - $350,000.00                         79     24,886,286.15    29.38
$350,000.01 - $400,000.00                         26      9,768,768.90    11.53
$400,000.01 - $450,000.00                         13      5,444,156.42     6.43
$450,000.01 - $500,000.00                          4      1,938,019.42     2.29
$500,000.01 - $550,000.00                          1        511,200.00     0.60
$550,000.01 - $600,000.00                          2      1,128,274.56     1.33
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%
--------------------------------------------------------------------------------
Minimum: $22,500.00
Maximum: $568,000.00
Average: $227,492.98

Unpaid Balance                                 COUNT               UPB        %
--------------------------------------------------------------------------------
$1.01 - $250,000.00                              213   $ 30,867,675.76    36.44%
$250,000.01 - $300,000.00                         41     11,450,445.71    13.52
$300,000.01 - $350,000.00                         74     23,590,148.99    27.85
$350,000.01 - $400,000.00                         26      9,768,768.90    11.53
$400,000.01 - $450,000.00                         13      5,444,156.42     6.43
$450,000.01 - $500,000.00                          4      1,938,019.42     2.29
$500,000.01 - $550,000.00                          1        511,200.00     0.60
$550,000.01 - $600,000.00                          2      1,128,274.56     1.33
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%
--------------------------------------------------------------------------------
Minimum: $22,478.23
Maximum: $567,545.78
Average: $226,467.08

Gross Rate                                     COUNT               UPB        %
--------------------------------------------------------------------------------
6.501% - 6.750%                                   25   $  5,267,841.78     6.22%
6.751% - 7.000%                                   72     17,133,394.33    20.23
7.001% - 7.250%                                   52     12,575,800.11    14.85
7.251% - 7.500%                                   71     16,360,017.26    19.32
7.501% - 7.750%                                   36      8,346,603.26     9.85
7.751% - 8.000%                                   43     10,307,302.70    12.17
8.001% - 8.250%                                   21      4,677,957.37     5.52
8.251% - 8.500%                                   17      3,238,177.90     3.82
8.501% - 8.750%                                   15      3,170,247.96     3.74
8.751% - 9.000%                                    8      1,949,072.89     2.30
9.001% - 9.250%                                    6        802,518.21     0.95
9.251% - 9.500%                                    4        574,232.50     0.68
9.501% - 9.750%                                    3        241,144.51     0.28
10.501% - 10.750%                                  1         54,378.98     0.06
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%
--------------------------------------------------------------------------------
Minimum: 6.750%
Maximum: 10.630%
Weighted Average: 7.547%

Net Rate                                       COUNT               UPB        %
--------------------------------------------------------------------------------
6.251% - 6.500%                                   25   $  5,267,841.78     6.22%
6.501% - 6.750%                                   73     17,292,060.62    20.42
6.751% - 7.000%                                   54     13,093,619.24    15.46
7.001% - 7.250%                                   71     16,519,934.71    19.50
7.251% - 7.500%                                   36      8,434,003.68     9.96
7.501% - 7.750%                                   42      9,766,493.57    11.53
7.751% - 8.000%                                   22      4,758,521.80     5.62
8.001% - 8.250%                                   18      3,418,597.82     4.04
8.251% - 8.500%                                   14      3,090,414.17     3.65
8.501% - 8.750%                                    7      1,674,678.31     1.98
8.751% - 9.000%                                    6        719,223.19     0.85
9.001% - 9.250%                                    2        367,777.38     0.43
9.251% - 9.500%                                    3        241,144.51     0.28
10.251% - 10.500%                                  1         54,378.98     0.06
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%
--------------------------------------------------------------------------------
Minimum: 6.500%
Maximum: 10.380%
Weighted Average: 7.275%


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        Collateral Stratification Report

                                   MALT03_3G1

================================================================================

Original Term to Maturity                      COUNT               UPB        %
--------------------------------------------------------------------------------
121 - 180                                          1   $    292,389.65     0.35%
360 - 360                                        373     84,406,300.11    99.65
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%
--------------------------------------------------------------------------------
Minimum: 180
Maximum: 360
Weighted Average: 359

Remaining Term to Stated Maturity              COUNT               UPB        %
--------------------------------------------------------------------------------
121 - 180                                          1   $    292,389.65     0.35%
301 - 359                                        362     81,921,700.11    96.72
360 - 360                                         11      2,484,600.00     2.93
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%
--------------------------------------------------------------------------------
Minimum: 177
Maximum: 360
Weighted Average: 356

Seasoning                                      COUNT               UPB        %
--------------------------------------------------------------------------------
<= 0                                              11   $  2,484,600.00     2.93%
1 - 1                                            125     33,300,930.52    39.32
2 - 2                                             52     12,957,347.31    15.30
3 - 3                                             53      9,667,305.90    11.41
4 - 4                                             41      9,563,752.30    11.29
5 - 5                                             12      2,340,328.12     2.76
6 - 6                                             15      3,103,752.37     3.66
7 - 12                                            51      9,234,442.90    10.90
13 - 24                                           11      1,598,119.52     1.89
25 - 36                                            2        367,360.82     0.43
37 - 48                                            1         80,750.00     0.10
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 39
Weighted Average: 3

FICO Scores                                    COUNT               UPB        %
--------------------------------------------------------------------------------
0 - 0                                              3   $    516,557.66     0.61%
580 - 589                                          1        300,465.44     0.35
590 - 599                                          1         85,792.45     0.10
600 - 609                                          6      1,064,983.22     1.26
610 - 619                                          6        788,418.95     0.93
620 - 629                                          5      1,030,535.98     1.22
630 - 639                                          6      1,276,714.62     1.51
640 - 649                                         15      3,863,352.25     4.56
650 - 659                                         24      6,298,899.44     7.44
660 - 669                                         28      6,553,815.35     7.74
670 - 679                                         27      5,467,929.79     6.46
680 - 689                                         44      9,870,511.44    11.65
690 - 699                                         30      6,388,720.72     7.54
700 - 709                                         26      6,205,637.19     7.33
710 - 719                                         17      4,496,860.21     5.31
720 - 729                                         31      7,073,648.98     8.35
730 - 739                                         24      5,706,352.58     6.74
740 - 749                                         19      4,591,311.14     5.42
750 - 759                                         19      3,772,755.79     4.45
760 - 769                                         10      1,971,737.60     2.33
770 - 779                                         14      2,798,228.22     3.30
780 - 789                                         14      3,609,205.18     4.26
790 - 799                                          1        155,761.85     0.18
800 - 809                                          3        810,493.71     0.96
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 809
Weighted Average: 702


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        Collateral Stratification Report

                                   MALT03_3G1

================================================================================

Loan To Value Ratio                            COUNT               UPB        %
--------------------------------------------------------------------------------
30.01% - 35.00%                                    2   $    741,123.14     0.88%
40.01% - 45.00%                                    1         61,902.97     0.07
45.01% - 50.00%                                    1        106,815.23     0.13
50.01% - 55.00%                                    6      1,242,206.82     1.47
55.01% - 60.00%                                    5      1,141,199.37     1.35
60.01% - 65.00%                                    9      2,051,986.38     2.42
65.01% - 70.00%                                   18      3,405,106.56     4.02
70.01% - 75.00%                                   26      5,521,253.22     6.52
75.01% - 80.00%                                  161     40,130,299.41    47.38
80.01% - 85.00%                                   12      2,308,480.26     2.73
85.01% - 90.00%                                   83     19,130,302.43    22.59
90.01% - 95.00%                                   29      5,133,680.23     6.06
95.01% - 100.00%                                  21      3,724,333.74     4.40
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%
--------------------------------------------------------------------------------
Minimum: 31.64%
Maximum: 100.00%
Weighted Average: 81.48%

DTI                                            COUNT               UPB        %
--------------------------------------------------------------------------------
<= 0.000%                                        133   $ 27,673,824.52    32.67%
0.001% - 1.000%                                    1        142,279.66     0.17
1.001% - 6.000%                                    2        149,131.67     0.18
6.001% - 11.000%                                   2        425,224.45     0.50
11.001% - 16.000%                                  4        915,742.87     1.08
16.001% - 21.000%                                 12      2,453,353.88     2.90
21.001% - 26.000%                                 22      4,932,804.87     5.82
26.001% - 31.000%                                 23      5,839,360.57     6.89
31.001% - 36.000%                                 61     15,769,070.20    18.62
36.001% - 41.000%                                 61     14,352,200.32    16.95
41.001% - 46.000%                                 34      7,807,792.77     9.22
46.001% - 51.000%                                 12      3,130,960.48     3.70
51.001% - 56.000%                                  2        306,501.05     0.36
56.001% - 61.000%                                  2        266,053.41     0.31
66.001% - 71.000%                                  2        395,202.28     0.47
116.001% - 121.000%                                1        139,186.76     0.16
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 120.00%
Weighted Average: 34.92%

Geographic Concentration                       COUNT               UPB        %
--------------------------------------------------------------------------------
New York                                          79   $ 24,568,481.24    29.01%
California                                        82     20,100,453.63    23.73
Massachusetts                                     26      6,625,528.74     7.82
Florida                                           28      5,355,368.29     6.32
Illinois                                          15      3,250,572.34     3.84
New Jersey                                        14      2,893,685.44     3.42
Texas                                             14      2,549,160.87     3.01
Maryland                                           9      1,952,723.11     2.31
Arizona                                           14      1,868,291.98     2.21
Colorado                                           8      1,782,402.75     2.10
Minnesota                                          8      1,776,312.58     2.10
Connecticut                                        9      1,629,012.40     1.92
Washington                                         7      1,419,431.06     1.68
Michigan                                           5        894,996.92     1.06
Pennsylvania                                       9        861,798.89     1.02
Georgia                                            6        840,983.62     0.99
Virginia                                           3        641,448.32     0.76
Rhode Island                                       3        633,738.45     0.75
Nevada                                             3        616,486.00     0.73
New Mexico                                         3        590,625.13     0.70
Missouri                                           5        583,852.53     0.69
North Carolina                                     3        518,499.04     0.61
South Carolina                                     3        420,871.73     0.50
Oregon                                             3        399,671.17     0.47
Tennessee                                          2        381,580.77     0.45
Ohio                                               4        345,074.50     0.41
Oklahoma                                           2        287,178.96     0.34
Vermont                                            2        276,698.65     0.33
Louisiana                                          2        216,497.51     0.26
Wisconsin                                          1        141,131.64     0.17
District of Columbia                               1        139,085.89     0.16
Iowa                                               1        137,045.61     0.16
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%

North-South CA                                 COUNT               UPB        %
--------------------------------------------------------------------------------
North CA                                          32   $  8,519,374.34    10.06%
South CA                                          50     11,581,079.29    13.67
States Not CA                                    292     64,598,236.13    76.27
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        Collateral Stratification Report

                                   MALT03_3G1

================================================================================

Zip Code Concentration                         COUNT               UPB        %
--------------------------------------------------------------------------------
11368                                              5   $  1,790,240.44     2.11%
10472                                              4      1,166,148.84     1.38
11419                                              3      1,098,433.23     1.30
10573                                              3        978,251.90     1.15
11212                                              3        933,592.41     1.10
Other                                            356     78,732,022.94    92.96
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%

Loan Purpose                                   COUNT               UPB        %
--------------------------------------------------------------------------------
Purchase                                         244   $ 54,719,297.66    64.60%
Cash Out Refi                                     99     22,776,919.08    26.89
Rate/Term Refi                                    29      6,545,706.63     7.73
Debt Cons. Cash Out                                1        372,000.00     0.44
Refi                                               1        284,766.39     0.34
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%

Document Type                                  COUNT               UPB        %
--------------------------------------------------------------------------------
NIV                                              103   $ 29,434,926.93    34.75%
Full                                              88     17,339,437.75    20.47
No Doc                                            60     12,938,059.18    15.28
Stated Income                                     50      9,307,235.37    10.99
No Income, No Asset                               31      7,622,797.11     9.00
Asset Verification                                14      2,829,469.86     3.34
No Income/No Ratio                                 8      1,831,886.24     2.16
No Income/Full Asset                               9      1,804,904.76     2.13
Alt                                                5        657,446.26     0.78
Mortgage Verification                              3        398,954.53     0.47
Low/Limited                                        1        255,351.08     0.30
Reduced                                            1        172,000.00     0.20
Reduced Doc/No Ratio                               1        106,220.69     0.13
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%

Property Type                                  COUNT               UPB        %
--------------------------------------------------------------------------------
1-Family                                         145   $ 26,381,173.29    31.15%
2-Family                                          60     18,242,912.73    21.54
4-Family                                          44     13,006,895.42    15.36
3-Family                                          45     12,693,413.48    14.99
PUD (Detached)                                    16      3,273,370.32     3.86
PUD                                               18      3,116,077.00     3.68
Single Family Detached                            15      3,093,063.65     3.65
Condo < 5 Floors                                   8      1,462,007.96     1.73
Condo                                              6      1,097,988.89     1.30
Mfctrd Housing                                     7        731,244.77     0.86
Two to Four Family                                 3        502,540.72     0.59
Single Family Attached                             3        461,468.77     0.54
High-rise Condo                                    2        377,657.17     0.45
Town House                                         2        258,875.59     0.31
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%

Occupancy                                      COUNT               UPB        %
--------------------------------------------------------------------------------
Primary                                          264   $ 61,207,716.98    72.27%
Investor                                          83     19,155,215.14    22.62
Secondary                                         27      4,335,757.64     5.12
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%

Prepayment Penalty                             COUNT               UPB        %
--------------------------------------------------------------------------------
0                                                  1   $     80,564.43     0.10%
N                                                373     84,618,125.33    99.90
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000

Balloon Flag                                   COUNT               UPB        %
--------------------------------------------------------------------------------
N                                                374   $ 84,698,689.76   100.00%
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        Collateral Stratification Report

                                   MALT03_3G1

================================================================================

Mortgage Ins.                                  COUNT               UPB        %
--------------------------------------------------------------------------------
Curr LTV < 80%                                   229   $ 54,401,893.10    64.23%
GEMIC                                              7        853,619.12     1.01
Lender Paid                                        8      1,759,058.01     2.08
MGIC                                              16      3,609,637.75     4.26
None                                               2        508,156.40     0.60
PMI EXISTS (Unknown Co)                            7        948,154.08     1.12
PMI Mortgage Insurance                            29      5,728,030.76     6.76
Radian                                            50     11,535,215.90    13.62
Republic Mortgage                                 14      2,885,601.45     3.41
Res. Mtg. Ins. Company                             4        615,624.58     0.73
Triad Guaranty Insurance                           3        559,632.83     0.66
United Guaranty                                    5      1,294,065.78     1.53
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.60%

Originator                                     COUNT               UPB        %
--------------------------------------------------------------------------------
American Mortgage Express                          1   $    217,303.41     0.26%
Cambridge                                          8      2,699,431.62     3.19
Cendant Mortgage Corporation                       1        158,666.29     0.19
Chase                                             13      1,425,254.30     1.68
Concord                                            1        127,188.62     0.15
CTX                                               25      4,394,047.40     5.19
First City Funding                                 2        257,792.45     0.30
First Financial                                   12      2,849,888.47     3.36
Greenpoint Mortgage Funding                      173     48,030,521.20    56.71
Master Financial                                   6        440,033.06     0.52
National City Mortgage Co.                         4      1,028,289.93     1.21
Ohio Savings                                      62     10,549,884.07    12.46
RBC Mortgage                                      20      3,140,744.88     3.71
SoCal                                              2        291,264.81     0.34
Sterling Capital                                  19      3,029,528.74     3.58
SIB Mortgage Corp.                                 5        890,347.34     1.05
Wachovia                                           3        455,126.83     0.54
Wall Street Bankers                               17      4,713,376.34     5.56
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%

Servicer                                       COUNT               UPB        %
--------------------------------------------------------------------------------
CHASE HOME MTG                                    13   $  1,425,254.30     1.68%
GE Capital Mortgage Svc.                          26      4,247,934.09     5.02
GMAC                                             129     30,460,628.26    35.96
National Mortgage                                  6      1,184,933.88     1.40
Suntrust                                           1        298,482.88     0.35
CD                                                 1        158,666.29     0.19
FP                                                 1        127,188.62     0.15
GP                                                28      6,155,400.00     7.27
HO                                                97     28,488,261.74    33.63
US                                                15      2,623,452.39     3.10
WF                                                 1         85,792.45     0.10
WM                                                56      9,442,694.86    11.15
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%

FNMA FLAG                                      COUNT               UPB        %
--------------------------------------------------------------------------------
Conforming                                       374   $ 84,698,689.76   100.00%
--------------------------------------------------------------------------------
Total:                                           374   $ 84,698,689.76   100.00%


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.